UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 11, 2023

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01.	OTHER EVENTS

RGC Midstream, LLC (“Midstream”), a wholly-owned subsidiary of RGC Resources, Inc. (the “Company”), is an approximate 1% equity investment owner in the Mountain Valley Pipeline, LLC (the “LLC”).  The LLC is constructing an approximate 303 mile natural gas interstate pipeline extending from northwestern West Virginia to southern Virginia (“MVP”).  On July 11, 2023, the operator of the MVP issued a news release regarding the July 10, 2023 decision by the U.S. Court of Appeals for the Fourth Circuit (the “Court”) to halt construction in the Jefferson National Forest.  A copy of the news release can be accessed at the following link: Equitrans Midstream Corporation News Release, dated July 11, 2023.  On July 11, 2023, in a similar manner, the Court granted a stay of the biological opinion and incidental take statement under the Endangered Species Act, which halted construction for the entire project.

The operator of the MVP is evaluating all legal options, including an emergency appeal to the U.S. Supreme Court.

The statements in this filing by the Company that are not historical facts constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in the Company’s publicly filed reports with the Securities and Exchange Commission (the “SEC”), including those set forth under Item 1A, Risk Factors of the Company’s Annual Report on Form 10-K for the year ended September 30, 2022, filed with the SEC, as updated by the Company’s subsequent filings, which is available at www.sec.gov and on the Company’s website at www.rgcresources.com.

The statements made in this filing are based on information available to the Company as of the filing date and the Company undertakes no obligation to update any of the forward-looking statements after the date of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: July 14, 2023	By:	/s/ Jason A. Field
Jason A. Field
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)